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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                Date of report (Date of earliest event reported):
                                  July 23, 2004


              Credit Suisse First Boston Mortgage Securities Corp.

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                             333-116258                  13-3320910
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(State or Other Jurisdiction         (Commission               (IRS Employer
of Incorporation)                    File Number)            Identification No.)


11 Madison Avenue, New York, New York                              10010
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (212) 325-2000
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          (Former Name or Former Address, if Changed Since Last Report)


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(Address of Principal Executive Offices)                        (Zip Code)


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Item 5. Other Events and Required FD Disclosure.

Attached hereto as Exhibit 99.1 are the "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) prepared and provided to the Registrant by Credit Suisse First Boston Corporation that are required to be filed pursuant to such letter.

Item 7. Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

(c)  Exhibits:

Exhibit No.  Description

   99.1      ABS Term Sheets.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:    July 26, 2004


                                       CREDIT SUISSE FIRST BOSTON MORTGAGE
                                       SECURITIES CORP.




                                       By: /s/ Jeffrey Altabef
                                           ------------------------------------
                                           Name:  Jeffrey Altabef
                                           Title: Vice President

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                                  EXHIBIT INDEX

     The following exhibits are filed herewith:


Exhibit No.
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   99.1      ABS Term Sheets